UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21601

Registrant Name:	PIMCO Income Strategy Fund II

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	April 30, 2018

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Income Strategy Fund II

April 30, 2018 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.3% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 2.8%
Alphabet Holding Co., Inc.
5.401% (LIBOR03M + 3.500%) due 09/26/2024 ~		$100	$86
Altice Financing S.A.
5.098% (LIBOR03M + 2.750%) due 01/31/2026 ~		16	16
Avantor, Inc.
5.901% (LIBOR03M + 4.000%) due 11/21/2024 ~		50	50
Beacon Roofing Supply, Inc.
4.128% (LIBOR03M + 2.250%) due 01/02/2025 ~		40	40
California Resources Corp.
6.647% (LIBOR03M + 4.750%) due 12/31/2022 ~		50	51
Centene Corp.
TBD% due 09/13/2018		1,400	1,400
CenturyLink, Inc.
4.651% (LIBOR03M + 2.750%) due 01/31/2025 ~		998	984
Crown Americas LLC
4.312% (LIBOR03M + 2.000%) due 01/29/2025 ~		50	51
CSC Holdings LLC
4.397% (LIBOR03M + 2.500%) due 01/25/2026 ~		100	100
Dell, Inc.
3.910% (LIBOR03M + 2.000%) due 09/07/2023 ~		100	100
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		283	286
Frontier Communications Corp.
5.660% (LIBOR03M + 3.750%) due 06/15/2024 ~		597	591
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		10,700	8,500
IRB Holding Corp.
5.128% - 5.248% (LIBOR03M + 3.250%) due 02/05/2025 ~		100	101
Lightstone Generation LLC
5.651% (LIBOR03M + 3.750%) due 01/30/2024 ~		1,927	1,946
McDermott Technology, Inc.
TBD% due 04/04/2025 «		1,000	980
MH Sub LLC
5.647% (LIBOR03M + 3.750%) due 09/13/2024 ~		119	120
Ministry of Finance and Economic Affairs
TBD% due 12/10/2019 «		200	200
Multi Color Corp.
4.151% (LIBOR03M + 2.250%) due 10/31/2024 ~		17	17
Parexel International Corp.
4.651% (LIBOR03M + 2.750%) due 09/27/2024 ~		100	100
Ply Gem Industries, Inc.
6.089% (LIBOR03M + 3.750%) due 04/12/2025 ~		200	202
Sequa Mezzanine Holdings LLC
7.071% (LIBOR03M + 5.000%) due 11/28/2021 ~		228	231
11.362% (LIBOR03M + 9.000%) due 04/28/2022 ~		90	92
Syniverse Holdings, Inc.
6.895% (LIBOR03M + 5.000%) due 03/09/2023 ~		120	122
Traverse Midstream Partners LLC
5.850% (LIBOR03M + 4.000%) due 09/27/2024 ~		91	91
West Corp.
5.901% (LIBOR03M + 4.000%) due 10/10/2024 ~		41	42
Westmoreland Coal Co.
8.802% (LIBOR03M + 6.500%) due 12/16/2020 ~		955	333
Wyndham Hotels & Resorts, Inc.
TBD% due 03/28/2025		100	101

Total Loan Participations and Assignments (Cost $18,999)			16,933

CORPORATE BONDS & NOTES 52.3%
BANKING & FINANCE 24.4%
AGFC Capital Trust
4.098% (US0003M + 1.750%) due 01/15/2067 ~		1,800	1,035
Ally Financial, Inc.
8.000% due 11/01/2031		4,610	5,619
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	2,248	3,244
Assurant, Inc.
4.200% due 09/27/2023		$56	56
Athene Holding Ltd.
4.125% due 01/12/2028		54	51
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		170	170

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		20	20
4.350% due 04/20/2028		126	123
5.000% due 04/20/2048		74	71
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)(m)	EUR	1,600	2,088
Banco do Brasil S.A.
4.875% due 04/19/2023		$1,000	995
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)	EUR	8,100	2,886
Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)(m)		500	669
Barclays Bank PLC
7.625% due 11/21/2022 (j)		$4,400	4,821
Barclays PLC
3.250% due 01/17/2033	GBP	200	263
6.500% due 09/15/2019 •(i)(j)(m)	EUR	3,200	4,116
7.875% due 09/15/2022 •(i)(j)	GBP	415	630
8.000% due 12/15/2020 •(i)(j)(m)	EUR	4,100	5,706
Blackstone CQP Holdco LP
6.000% due 08/18/2021		$900	907
6.500% due 03/20/2021		5,000	5,050
Brighthouse Holdings LLC
6.500% due 07/27/2037 (i)		70	72
Brookfield Finance, Inc.
3.900% due 01/25/2028		90	86
4.700% due 09/20/2047		200	192
Cantor Fitzgerald LP
6.500% due 06/17/2022 (m)		8,500	9,183
CBL & Associates LP
5.950% due 12/15/2026 (m)		2,288	1,836
CIT Group, Inc.
5.250% due 03/07/2025		54	55
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	5,800	9,730
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(i)(j)	EUR	1,200	1,658
Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(j)		$500	544
Credit Suisse Group AG
7.500% due 12/11/2023 •(i)(j)		7,243	7,868
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,873	2,126
Equinix, Inc.
2.875% due 03/15/2024		100	121
2.875% due 02/01/2026		100	117
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$55	54
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		3,500	3,700
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		262	267
Freedom Mortgage Corp.
8.250% due 04/15/2025		120	120
GSPA Monetization Trust
6.422% due 10/09/2029		3,609	4,083
HSBC Holdings PLC
6.000% due 09/29/2023 •(i)(j)	EUR	3,530	4,940
6.500% due 03/23/2028 •(i)(j)		$500	509
Hunt Cos., Inc.
6.250% due 02/15/2026		26	25
Iron Mountain, Inc.
5.250% due 03/15/2028		8	8
iStar, Inc.
4.625% due 09/15/2020		14	14
5.250% due 09/15/2022		49	48
Jefferies Finance LLC
6.875% due 04/15/2022 (m)		6,850	6,859
7.375% due 04/01/2020		2,890	2,930
7.500% due 04/15/2021		347	354
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		68	67
Life Storage LP
3.875% due 12/15/2027		28	27
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(i)(j)	GBP	2,300	3,593
7.875% due 06/27/2029 •(i)(j)		250	417
LoanCore Capital Markets LLC
6.875% due 06/01/2020		$200	204
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	204
MetLife, Inc.
5.875% due 03/15/2028 •(i)		150	153
MPT Operating Partnership LP
5.250% due 08/01/2026		500	489

Nationwide Building Society
10.250% ~(i)	GBP	13	2,728
Navient Corp.
4.875% due 06/17/2019		$500	506
5.625% due 08/01/2033		63	54
6.500% due 06/15/2022		80	82
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,616	1,664
Physicians Realty LP
3.950% due 01/15/2028		62	58
Provident Funding Associates LP
6.375% due 06/15/2025		26	26
Rio Oil Finance Trust
8.200% due 04/06/2028		250	261
9.250% due 07/06/2024		2,078	2,289
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		3,080	3,242
8.000% due 08/10/2025 •(i)(j)(m)		5,190	5,689
8.625% due 08/15/2021 •(i)(j)		2,700	2,963
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	2,025	3,035
7.375% due 06/24/2022 •(i)(j)		4,100	6,160
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	199
Spirit Realty LP
4.450% due 09/15/2026 (m)		1,500	1,429
Springleaf Finance Corp.
5.625% due 03/15/2023		1,200	1,191
6.125% due 05/15/2022		674	693
6.875% due 03/15/2025		350	354
8.250% due 10/01/2023		1,300	1,430
STORE Capital Corp.
4.500% due 03/15/2028		38	37
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,372	6,926
6.052% due 10/13/2039		2,552	4,213
WeWork Cos., Inc.
7.875% due 05/01/2025		$74	72

			146,474

INDUSTRIALS 21.4%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		24	23
Altice Financing S.A.
6.625% due 02/15/2023 (m)		700	702
7.500% due 05/15/2026		3,200	3,152
Altice France S.A.
7.375% due 05/01/2026 (m)		5,564	5,418
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	2,070	2,484
7.750% due 05/15/2022		$3,455	3,312
American Woodmark Corp.
4.875% due 03/15/2026		5	5
Andeavor Logistics LP
3.500% due 12/01/2022		10	10
4.250% due 12/01/2027		20	19
Bacardi Ltd.
4.450% due 05/15/2025		100	100
4.700% due 05/15/2028		100	100
5.150% due 05/15/2038		100	99
5.300% due 05/15/2048		100	99
Berry Global, Inc.
4.500% due 02/15/2026		31	30
BMC Software Finance, Inc.
8.125% due 07/15/2021		2,890	2,897
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)		2,936	2,932
Caesars Resort Collection LLC
5.250% due 10/15/2025		8	8
Cequel Communications Holdings LLC
7.500% due 04/01/2028		200	204
CH Robinson Worldwide, Inc.
4.200% due 04/15/2028		40	40
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		26	27
Charter Communications Operating LLC
4.200% due 03/15/2028		137	129
Cheniere Energy Partners LP
5.250% due 10/01/2025		33	32
Chesapeake Energy Corp.
5.598% (US0003M + 3.250%) due 04/15/2019 ~		134	134
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		34	33
Community Health Systems, Inc.
5.125% due 08/01/2021 (m)		2,935	2,715
6.250% due 03/31/2023		4,331	3,960

Coty, Inc.
6.500% due 04/15/2026		6	6
Crown Americas LLC
4.750% due 02/01/2026		22	21
CSC Holdings LLC
5.375% due 02/01/2028		200	188
CSN Resources S.A.
6.500% due 07/21/2020		414	405
CVS Health Corp.
4.300% due 03/25/2028		400	395
DAE Funding LLC
4.000% due 08/01/2020		60	60
Diamond Resorts International, Inc.
10.750% due 09/01/2024		2,500	2,800
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		800	806
Ensco PLC
7.750% due 02/01/2026		10	9
Exela Intermediate LLC
10.000% due 07/15/2023		120	121
Ferroglobe PLC
9.375% due 03/01/2022		1,500	1,579
Ford Motor Co.
7.700% due 05/15/2097 (m)		9,770	11,769
Fresh Market, Inc.
9.750% due 05/01/2023		7,590	4,212
Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	6,562
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$299	294
General Electric Co.
5.000% due 01/21/2021 •(i)		62	61
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		40	40
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		54	56
HCA, Inc.
4.500% due 02/15/2027		940	900
7.500% due 11/15/2095		1,200	1,197
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		135	136
Hologic, Inc.
4.375% due 10/15/2025		25	24
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		1,243	1,007
9.000% due 03/01/2021 ^(e)		830	670
9.000% due 09/15/2022 ^(e)		3,450	2,769
IHS Markit Ltd.
4.000% due 03/01/2026		4	4
Ingevity Corp.
4.500% due 02/01/2026		40	39
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		5,940	5,829
9.750% due 07/15/2025		120	118
Intelsat Luxembourg S.A.
6.750% due 06/01/2018		2,500	2,488
7.750% due 06/01/2021		6,888	4,701
8.125% due 06/01/2023		7,535	4,747
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		9,155	9,063
IRB Holding Corp.
6.750% due 02/15/2026		2	2
Kinder Morgan, Inc.
7.800% due 08/01/2031 (m)		3,500	4,326
Live Nation Entertainment, Inc.
5.625% due 03/15/2026		20	20
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		50	38
Meredith Corp.
6.875% due 02/01/2026		32	32
Metinvest BV
8.500% due 04/23/2026		1,000	965
Netflix, Inc.
4.875% due 04/15/2028		26	25
New Albertson’s LP
6.570% due 02/23/2028		6,800	4,590
Nufarm Australia Ltd.
5.750% due 04/30/2026		52	52
Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/30/2018 (h)(i)		401	10
0.000% due 05/31/2018 (h)(i)		700	17
OI European Group BV
4.000% due 03/15/2023		18	17

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		82	79
4.500% due 03/15/2023		163	156
5.250% due 08/15/2022		13	13
5.500% due 02/15/2024		36	35
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023 (c)		200	199
Petroleos Mexicanos
6.500% due 03/13/2027		220	228
6.750% due 09/21/2047		120	116
PetSmart, Inc.
5.875% due 06/01/2025		112	81
Pisces Midco, Inc.
8.000% due 04/15/2026		177	178
Pitney Bowes, Inc.
4.700% due 04/01/2023		34	32
QVC, Inc.
5.950% due 03/15/2043		4,515	4,294
Radiate Holdco LLC
6.875% due 02/15/2023		70	68
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		8	8
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031 (m)	GBP	1,300	2,241
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026 (m)		$2,500	2,717
Safeway, Inc.
7.250% due 02/01/2031		245	207
Scientific Games International, Inc.
5.000% due 10/15/2025		12	12
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		54	55
Spirit Issuer PLC
3.392% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,349
6.582% due 12/28/2027		1,000	1,425
Sprint Spectrum Co. LLC
4.738% due 03/20/2025 (m)		$200	203
5.152% due 03/20/2028 (m)		400	407
Standard Industries, Inc.
4.750% due 01/15/2028		96	90
Sunoco LP
4.875% due 01/15/2023		66	65
T-Mobile USA, Inc.
4.750% due 02/01/2028		20	19
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	192
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	300	369
4.500% due 03/01/2025		100	123
6.000% due 04/15/2024		$200	194
6.750% due 03/01/2028 (m)		200	198
TopBuild Escrow Corp.
5.625% due 05/01/2026		52	52
Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		28	27
Tronox, Inc.
6.500% due 04/15/2026		19	19
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,652	5,613
6.542% due 03/30/2021		962	1,401
United Group BV
4.375% due 07/01/2022	EUR	100	124
4.875% due 07/01/2024		100	124
Univision Communications, Inc.
5.125% due 02/15/2025		$400	370
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	190	228
Valeant Pharmaceuticals International, Inc.
5.500% due 11/01/2025		$20	20
6.500% due 03/15/2022		89	93
7.000% due 03/15/2024		171	181
ViaSat, Inc.
5.625% due 09/15/2025		94	90
Viking Cruises Ltd.
5.875% due 09/15/2027		28	27
VOC Escrow Ltd.
5.000% due 02/15/2028		74	72
Vrio Finco LLC
6.875% due 04/04/2028		540	539
Westmoreland Coal Co.
8.750% due 01/01/2022		6,130	2,115
Wind Tre SpA
2.625% due 01/20/2023	EUR	200	220
2.750% due 01/20/2024 ~		200	225
3.125% due 01/20/2025		200	213

			128,940

UTILITIES 6.5%
AT&T, Inc.
3.400% due 08/14/2024 (m)		$400	404
3.900% due 08/14/2027 (m)		360	364
4.900% due 08/15/2037 (m)		366	359
5.150% due 02/15/2050 (m)		550	537
5.300% due 08/15/2058 (m)		1,364	1,357
Calpine Corp.
5.250% due 06/01/2026		43	41
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		2,841	3,024
Frontier Communications Corp.
8.500% due 04/01/2026		90	88
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (m)		9,600	10,024
Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	13,152
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		131	128
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		209	115
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		2,070	1,995
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.200% PIK)
7.720% due 12/01/2026 (d)		1,811	539
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		4,432	1,319
Petrobras Global Finance BV
5.299% due 01/27/2025		32	31
5.999% due 01/27/2028		2,871	2,801
6.125% due 01/17/2022		466	493
6.625% due 01/16/2034	GBP	100	147
6.750% due 01/27/2041		$828	788
7.375% due 01/17/2027		772	829
Sprint Corp.
7.625% due 03/01/2026		282	297
Verizon Communications, Inc.
2.875% due 01/15/2038	EUR	100	122
3.375% due 10/27/2036	GBP	100	137

			39,091

Total Corporate Bonds & Notes (Cost $313,626)			314,505

CONVERTIBLE BONDS & NOTES 0.8%
INDUSTRIALS 0.8%
Caesars Entertainment Corp.
5.000% due 10/01/2024		$1,066	1,875
DISH Network Corp.
3.375% due 08/15/2026		3,400	3,094

Total Convertible Bonds & Notes (Cost $5,390)			4,969

MUNICIPAL BONDS & NOTES 7.7%
CALIFORNIA 1.2%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		1,200	1,330
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039		1,650	2,337
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		3,500	3,726

			7,393

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		180	194
7.750% due 01/01/2042		330	353
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		35	36
7.350% due 07/01/2035		20	22
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		280	261

			866

OHIO 3.7%
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111		21,000	22,341

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	835	801

WEST VIRGINIA 2.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	45,700	2,729
7.467% due 06/01/2047	12,270	12,112

		14,841

Total Municipal Bonds & Notes (Cost $39,018)		46,242

U.S. GOVERNMENT AGENCIES 3.3%
Fannie Mae
3.500% due 02/25/2042 (a)	991	127
4.353% (- 1.0*LIBOR01M + 6.250%) due 01/25/2040 ~(a)	358	48
4.500% due 11/25/2042 (a)	2,588	458
Freddie Mac
0.000% due 02/25/2046 - 08/25/2046 (b)(h)	9,633	7,080
0.100% due 02/25/2046 - 08/25/2046 (a)	121,630	318
3.000% due 02/15/2033 (a)	2,136	237
3.500% due 12/15/2032 (a)	3,541	538
4.626% due 11/25/2055 «~	8,677	5,217
6.968% (- 2.667*LIBOR01M + 12.000%) due 09/15/2035 ~	776	1,010
9.447% (US0001M + 7.550%) due 12/25/2027 ~	2,891	3,586
12.647% (US0001M + 10.750%) due 03/25/2025 ~	731	1,001
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	762	119
4.000% due 10/16/2042 - 10/20/2042 (a)	474	65

Total U.S. Government Agencies (Cost $18,810)		19,804

NON-AGENCY MORTGAGE-BACKED SECURITIES 20.9%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	106	104
Banc of America Funding Corp.
6.000% due 01/25/2037	6,533	5,292
Banc of America Funding Trust
4.037% due 01/20/2047 ^~	1,218	1,176
BCAP LLC Trust
3.380% due 07/26/2037 ~	10,327	9,509
3.560% due 08/26/2037 ~	13,825	9,479
3.562% due 08/28/2037 ~	7,081	6,869
3.744% due 05/26/2036 ~	106	8
4.318% due 09/26/2036 ~	5,240	5,110
4.962% due 03/26/2037	902	640
5.750% due 12/26/2035 ~	4,389	4,151
6.250% due 11/26/2036	4,769	4,212
8.433% due 05/26/2037 ~	1,708	751
12.614% due 06/26/2036 ~	437	172
Bear Stearns ALT-A Trust
2.397% (US0001M + 0.500%) due 01/25/2036 ^~	1,414	1,490
3.533% due 11/25/2036 ^~	482	411
3.654% due 11/25/2035 ~	7,181	6,367
3.676% due 09/25/2035 ^~	604	517
3.691% due 09/25/2047 ^~	6,649	5,501
CD Mortgage Trust
5.688% due 10/15/2048	2,162	1,116
Chase Mortgage Finance Trust
3.476% due 12/25/2035 ^~	10	9
5.500% due 05/25/2036 ^	22	20
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	117	117
6.000% due 09/25/2037	1,198	1,238
Commercial Mortgage Loan Trust
6.263% due 12/10/2049 ~	2,127	1,318
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	2,759	2,312
6.000% due 08/25/2037 ^~	1,235	973
Countrywide Alternative Loan Trust
3.695% due 04/25/2036 ^~	1,371	1,269
5.500% due 03/25/2035	324	248
5.500% due 01/25/2036	687	599
5.750% due 01/25/2035	386	387
5.750% due 02/25/2035	426	420
5.750% due 12/25/2036 ^	868	630
6.000% due 02/25/2035	423	419
6.000% due 04/25/2036	605	474
6.000% due 04/25/2037 ^	2,005	1,495
6.250% due 11/25/2036 ^	882	793
6.250% (US0001M + 0.650%) due 12/25/2036 ^~	631	484
6.500% due 08/25/2036 ^	541	358

Countrywide Home Loan Mortgage Pass-Through Trust
2.477% (US0001M + 0.580%) due 03/25/2035 ^~		5,238	4,407
6.000% due 07/25/2037		1,953	1,636
6.250% due 09/25/2036 ^		627	508
Credit Suisse First Boston Mortgage-Backed Pass-through Trust
6.000% due 11/25/2035 ^		475	405
Credit Suisse Mortgage Capital Certificates
3.667% due 10/26/2036 ~		6,217	4,908
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		171	134
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	137	165
First Horizon Mortgage Pass-Through Trust
3.750% due 11/25/2035 ^~		$463	410
4.039% due 05/25/2037 ^~		364	308
GS Mortgage Securities Trust
5.622% due 11/10/2039		1,001	869
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,507	2,284
JPMorgan Alternative Loan Trust
3.244% due 03/25/2037 ^~		1,260	1,184
3.607% due 03/25/2036 ^~		2,179	2,045
3.708% due 05/25/2036 ^~		2,059	1,679
JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		1,358	1,264
JPMorgan Mortgage Trust
3.517% due 02/25/2036 ^~		399	361
3.621% due 10/25/2035 ~		315	306
6.500% due 09/25/2035		115	111
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		878	673
5.562% due 02/15/2040 ~		932	594
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		1,019	986
6.500% due 09/25/2037 ^		2,745	2,090
Lehman XS Trust
2.117% (US0001M + 0.220%) due 06/25/2047 ~		2,293	2,078
MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^		526	349
Merrill Lynch Mortgage Investors Trust
3.557% due 03/25/2036 ^~		2,064	1,603
Morgan Stanley Capital Trust
6.193% due 06/11/2049 ~		726	733
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976% due 05/25/2035 ^		13	10
Residential Accredit Loans, Inc. Trust
4.490% due 12/26/2034 ^~		1,225	996
6.000% due 08/25/2036 ^		377	345
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		1,162	902
6.000% due 07/25/2037 ^		1,540	1,115
6.250% due 09/25/2037 ^		2,813	2,002
Residential Funding Mortgage Securities, Inc. Trust
4.524% due 09/25/2035 ~		998	826
4.679% due 08/25/2036 ^~		1,235	1,157
Structured Adjustable Rate Mortgage Loan Trust
3.569% due 11/25/2036 ^~		2,776	2,700
3.570% due 01/25/2036 ^~		2,385	1,865
3.636% due 07/25/2036 ^~		583	514
Suntrust Adjustable Rate Mortgage Loan Trust
3.708% due 02/25/2037 ^~		318	288
WaMu Mortgage Pass-Through Certificates Trust
3.324% due 02/25/2037 ^~		620	601
3.345% due 10/25/2036 ^~		900	834
3.363% due 05/25/2037 ^~		1,517	1,450
3.403% due 07/25/2037 ^~		1,092	1,019
Wells Fargo Mortgage-Backed Securities Trust
3.914% due 07/25/2036 ^~		312	316
5.750% due 03/25/2037 ^		269	267

Total Non-Agency Mortgage-Backed Securities (Cost $113,189)			125,735

ASSET-BACKED SECURITIES 20.1%
Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,957
Airspeed Ltd.
2.167% (LIBOR01M + 0.270%) due 06/15/2032 ~		$3,202	2,790
Apidos CLO
0.000% due 07/22/2026 ~		1,500	883
0.000% due 01/20/2031 ~		4,500	4,244
Argent Securities Trust
2.087% (US0001M + 0.190%) due 03/25/2036 ~		3,913	2,365
Bear Stearns Asset-Backed Securities Trust
2.037% (US0001M + 0.140%) due 10/25/2036 ^~		5,249	5,417
6.500% due 10/25/2036 ^		366	288

Belle Haven ABS CDO Ltd.
2.571% (LIBOR03M + 0.250%) due 07/05/2046 ~		180,259	1,767
CIFC Funding Ltd.
0.000% due 05/24/2026 (h)		2,400	1,490
0.000% due 07/22/2026 (h)		1,500	882
Citigroup Mortgage Loan Trust
2.047% (US0001M + 0.150%) due 12/25/2036 ~		15,735	8,360
2.057% (US0001M + 0.160%) due 12/25/2036 ~		4,157	2,744
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,366	2,903
3.600% due 11/27/2028		1,062	1,286
4.500% due 11/27/2028		929	1,127
6.200% due 11/27/2028		1,150	1,394
Countrywide Asset-Backed Certificates
2.037% (US0001M + 0.140%) due 12/25/2046 ~		$14,987	13,552
2.037% (US0001M + 0.140%) due 06/25/2047 ^~		1,710	1,594
2.067% (US0001M + 0.170%) due 03/25/2037 ~		2,002	1,943
2.097% (US0001M + 0.200%) due 06/25/2047 ~		10,602	9,517
Countrywide Asset-Backed Certificates Trust
2.647% (US0001M + 0.750%) due 11/25/2035 ~		4,008	4,112
Fremont Home Loan Trust
2.047% (US0001M + 0.150%) due 01/25/2037 ~		14,900	8,880
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	456
Home Equity Mortgage Loan Asset-Backed Trust
2.057% (US0001M + 0.160%) due 07/25/2037 ~		$3,225	2,140
HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (b)(h)		3,309	1,356
Lehman XS Trust
6.290% due 06/24/2046		3,176	3,212
Long Beach Mortgage Loan Trust
2.197% (US0001M + 0.300%) due 01/25/2036 ~		4,813	4,352
Merrill Lynch Mortgage Investors Trust
2.057% (US0001M + 0.160%) due 04/25/2037 ~		574	364
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^~		717	512
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,389
SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	3,000
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 «(h)		4,400	2,453
0.000% due 07/25/2040 «(h)		21	1,264
0.000% due 09/25/2040 «(a)(h)		1,758	1,037
South Coast Funding Ltd.
2.411% (LIBOR03M + 0.600%) due 08/10/2038 ~		12,328	2,404
Taberna Preferred Funding Ltd.
2.147% (LIBOR03M + 0.360%) due 12/05/2036 ~		5,173	4,552
2.167% (US0003M + 0.380%) due 08/05/2036 ~		431	366
2.167% (US0003M + 0.380%) due 08/05/2036 ^~		8,510	7,233
2.791% (LIBOR03M + 0.470%) due 07/05/2035 ~		5,249	4,881

Total Asset-Backed Securities (Cost $113,846)			120,466

SOVEREIGN ISSUES 5.8%
Argentina Government International Bond
2.260% due 12/31/2038	EUR	3,270	2,717
3.375% due 01/15/2023		200	239
5.250% due 01/15/2028		200	235
6.250% due 11/09/2047		100	112
7.820% due 12/31/2033		9,789	13,072
22.844% (BADLARPP) due 10/04/2022 ~	ARS	58	5
24.839% (BADLARPP + 2.000%) due 04/03/2022 ~		63,442	3,087
25.331% (BADLARPP + 2.500%) due 03/11/2019 ~		200	10
26.088% (BADLARPP + 3.250%) due 03/01/2020 ~		1,200	60
28.875% (ARPP7DRR) due 06/21/2020 ~		103,383	5,272
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	10	12
4.900% due 09/15/2021		1,500	1,994
Egypt Government International Bond
4.750% due 04/16/2026		300	362
5.625% due 04/16/2030		300	359
Peru Government International Bond
6.350% due 08/12/2028	PEN	2,800	936
Qatar Government International Bond
3.875% due 04/23/2023		$400	399
4.500% due 04/23/2028		200	200
5.103% due 04/23/2048		200	199
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	300	376
Saudi Government International Bond
4.000% due 04/17/2025		$3,000	2,961
4.500% due 04/17/2030		1,000	988
5.000% due 04/17/2049		1,000	961
Turkey Government International Bond
6.125% due 10/24/2028		200	200

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		248	71
9.250% due 09/15/2027 ^(e)		315	99

Total Sovereign Issues (Cost $34,874)			34,926

	SHARES
COMMON STOCKS 1.6%
CONSUMER DISCRETIONARY 0.9%
Caesars Entertainment Corp. (f)		486,164	5,518

ENERGY 0.1%
Forbes Energy Services Ltd. (f)(k)		21,825	166
Ocean Rig UDW, Inc. (f)		16,639	403

			569

FINANCIALS 0.6%
TIG FinCo PLC «(k)		2,072,442	3,424

Total Common Stocks (Cost $9,580)			9,511

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		819,000	247

Total Warrants (Cost $0)			247

PREFERRED SECURITIES 3.7%
BANKING & FINANCE 1.4%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (i)(k)		7,150	8,437

INDUSTRIALS 2.3%
Sequa Corp.
9.000% «		15,193	13,674

Total Preferred Securities (Cost $23,612)			22,111

REAL ESTATE INVESTMENT TRUSTS 1.3%
REAL ESTATE 1.3%
VICI Properties, Inc. (k)		423,584	7,701

Total Real Estate Investment Trusts (Cost $5,525)			7,701

SHORT-TERM INSTRUMENTS 4.0%
REPURCHASE AGREEMENTS (l) 3.6%			21,550

	PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
10.032% due 09/14/2018 (g)(h)	ARS	13,190	624

U.S. TREASURY BILLS 0.3%
1.702% due 05/03/2018 - 07/12/2018 (g)(h)(o)(q)		$1,654	1,649

Total Short-Term Instruments (Cost $23,878)			23,823

Total Investments in Securities (Cost $720,347)			746,973

Total Investments 124.3% (Cost $720,347)			$746,973
Financial Derivative Instruments (n)(p) 0.5% (Cost or Premiums, net $17,826)			2,882
Preferred shares (15.4)%			(92,450)
Other Assets and Liabilities, net (9.4)%			(56,381)

Net Assets Applicable to Common Shareholders 100.0%			$601,024

Notes to Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas 10.000% due 12/15/2020	09/17/2013	$8,419	$8,437	1.40%
Forbes Energy Services Ltd.	10/09/2014 - 12/03/2014	944	166	0.03
TIG FinCo PLC	04/02/2015 - 07/20/2017	2,776	3,424	0.57
VICI Properties, Inc.	11/25/2014 - 11/17/2017	5,525	7,701	1.28

		$17,664	$19,728	3.28%

Borrowings and Other Financing Transactions

(l)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	1.250%	04/30/2018	05/01/2018	$3,450	U.S. Treasury Notes 2.750% due 02/28/2025	$(3,522)	$3,450	$3,450
JPS	1.830	04/30/2018	05/01/2018	18,100	U.S. Treasury Notes 2.000% due 08/15/2025	(18,492)	18,100	18,101

Total Repurchase Agreements						$(22,014)	$21,550	$21,551

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(2.000)%	01/09/2018	TBD	(3)		$(823)	$(818)
	0.750	03/26/2018	TBD	(3)		(1,181)	(1,182)
BPS	2.250	03/01/2018	06/01/2018			(5,138)	(5,158)
CFR	(2.500)	04/09/2018	05/07/2018			(201)	(201)
CIW	2.250	04/04/2018	05/03/2018			(4,146)	(4,153)
JML	2.300	04/16/2018	05/16/2018			(8,304)	(8,304)
RBC	2.490	02/07/2018	08/07/2018			(2,464)	(2,478)
	2.590	02/07/2018	08/07/2018			(6,085)	(6,121)
SOG	2.470	04/18/2018	07/18/2018			(2,940)	(2,943)
	2.600	04/10/2018	07/10/2018			(4,826)	(4,833)
UBS	0.150	04/30/2018	05/30/2018		EUR	(8,772)	(10,593)
	2.200	04/10/2018	05/10/2018			$(7,568)	(7,578)
	2.410	03/21/2018	06/12/2018			(573)	(575)
	2.410	03/22/2018	06/12/2018			(3,788)	(3,798)
	2.560	02/28/2018	05/31/2018			(2,778)	(2,790)
	2.630	04/09/2018	07/09/2018			(5,703)	(5,712)
	2.890	04/13/2018	05/14/2018			(4,869)	(4,876)

Total Reverse Repurchase Agreements							$(72,113)

(m)	Securities with an aggregate market value of $79,562 and cash of $320 have been pledged as collateral under the terms of master agreements as of April 30, 2018.

(1)	Includes accrued interest.
(2)	The average amount of borrowings outstanding during the period ended April 30, 2018 was $(64,215) at a weighted average interest rate of 1.915%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.
(3)	Open maturity reverse repurchase agreement.

(n)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	8.984%	$6,500	$(215)	$(142)	$(357)	$0	$(20)

Credit Default Swaps on Credit Indices - Sell Protection (1)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$5,700	$343	$84	$427	$0	$(2)

Interest Rate Swaps

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive (5)	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023		$30,900	$1,219	$139	$1,358	$0	$(4)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	(10,046)	(954)	58	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	(2,544)	(1,277)	14	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	(2,142)	(1,799)	24	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	24,935	18,362	149	0
Receive (5)	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		311,400	13,270	22,660	35,930	0	(91)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	12/17/2019	AUD	12,900	185	(26)	159	8	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		8,100	201	135	336	52	0
Receive (5)	6-Month EUR-EURIBOR	1.000	Annual	06/20/2028	EUR	2,100	1	7	8	0	(5)
Receive (5)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028		13,100	(183)	(68)	(251)	0	(30)
Receive (5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	24,000	553	(200)	353	0	(165)

							$19,375	$32,850	$52,225	$305	$(295)

Total Swap Agreements							$19,503	$32,792	$52,295	$305	$(317)

(o)	Securities with an aggregate market value of $522 and cash of $12,793 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2018.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	This instrument has a forward starting effective date.

(p)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BPS	05/2018	PEN	3,236		$990	$0	$(4)
	06/2018	ARS	14,014		659	0	(3)
	07/2018		5,923		273	0	(2)
BRC	06/2018		$135	RUB	7,707	0	(14)
CBK	05/2018	EUR	655		$809	18	0
	05/2018		$1,295	GBP	922	0	(25)
	05/2018		406	RUB	23,264	0	(37)
	06/2018	ARS	3,658		$172	0	(1)
	07/2018		1,146		53	0	0
DUB	05/2018	BRL	610		184	9	0
	05/2018		$175	BRL	610	0	(1)
FBF	05/2018		2,566	RUB	145,337	0	(264)
GLM	05/2018	BRL	120		$36	2	0
	05/2018	RUB	23,264		375	6	0
	05/2018		$34	BRL	120	0	0
	07/2018		373	RUB	23,264	0	(6)
HUS	05/2018	GBP	48,024		$68,353	2,235	0
	05/2018		$2,956	RUB	171,620	0	(238)
JPM	05/2018	AUD	604		$464	9	0
	05/2018		$1,002	EUR	814	0	(20)
	05/2018		602	GBP	428	0	(13)
	07/2018	ARS	1,138		$53	0	0
MSB	05/2018		14,643		698	0	(2)
	05/2018	BRL	122		37	2	0
	05/2018		$35	BRL	122	0	0
SCX	05/2018		65,174	GBP	46,674	0	(915)
	06/2018	GBP	46,674		$65,261	912	0
SSB	05/2018		$50,283	EUR	41,297	0	(413)
	06/2018	EUR	41,297		$50,397	413	0
UAG	05/2018		41,456		51,453	1,391	0

Total Forward Foreign Currency Contracts						$4,997	$(1,958)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	2.496%	$1,000	$(195)	$108	$0	$(87)
GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.965	10	(1)	1	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.458	100	(16)	14	0	(2)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.496	1,400	(278)	156	0	(122)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.754	300	(25)	26	1	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.965	40	(6)	6	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.496	1,700	(353)	205	0	(148)
MYC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.754	8,700	(805)	845	40	0

							$(1,679)	$1,361	$41	$(359)

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GLM	Pay	3-Month USD-LIBOR	3.088%	Semi-Annual	06/20/2023	$150,000	$2	$171	$173	$0

Total Swap Agreements							$(1,677)	$1,532	$214	$(359)

(q)	Securities with an aggregate market value of $691 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2018.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$15,753	$1,180	$16,933
Corporate Bonds & Notes
Banking & Finance	0	146,474	0	146,474
Industrials	0	128,646	294	128,940
Utilities	0	39,091	0	39,091
Convertible Bonds & Notes
Industrials	0	4,969	0	4,969
Municipal Bonds & Notes
California	0	7,393	0	7,393
Illinois	0	866	0	866
Ohio	0	22,341	0	22,341
Virginia	0	801	0	801
West Virginia	0	14,841	0	14,841
U.S. Government Agencies	0	14,587	5,217	19,804
Non-Agency Mortgage-Backed Securities	0	125,735	0	125,735
Asset-Backed Securities	0	111,323	9,143	120,466
Sovereign Issues	0	34,926	0	34,926
Common Stocks
Consumer Discretionary	5,518	0	0	5,518
Energy	569	0	0	569
Financials	0	0	3,424	3,424
Warrants
Industrials	0	0	247	247
Preferred Securities
Banking & Finance	0	8,437	0	8,437
Industrials	0	0	13,674	13,674
Real Estate Investment Trusts
Real Estate	7,701	0	0	7,701
Short-Term Instruments
Repurchase Agreements	0	21,550	0	21,550
Argentina Treasury Bills	0	624	0	624
U.S. Treasury Bills	0	1,649	0	1,649

Total Investments	$13,788	$700,006	$33,179	$746,973

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	305	0	305
Over the counter	0	5,211	0	5,211
	$0	$5,516	$0	$5,516

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(317)	0	(317)
Over the counter	0	(2,317)	0	(2,317)

	$0	$(2,634)	$0	$(2,634)

Total Financial Derivative Instruments	$0	$2,882	$0	$2,882

Totals	$13,788	$702,888	$33,179	$749,855

There were no significant transfers among Levels 1 and 2 during the period ended April 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2018:

Category and Subcategory	Beginning Balance at 07/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2018 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$871	$1,206	$(600)	$6	$5	$(22)	$0	$(286)	$1,180	$(9)
Corporate Bonds & Notes
Banking & Finance	4,451	0	(251)	2	15	(62)	0	(4,155)	0	0
Industrials	2,020	294	(2,021)	0	21	(20)	0	0	294	1
U.S. Government Agencies	4,994	0	(64)	105	25	157	0	0	5,217	155
Asset-Backed Securities	9,442	0	0	68	0	(367)	0	0	9,143	(367)
Common Stocks
Financials	2,734	0	0	0	0	690	0	0	3,424	690
Warrants
Industrials	384	0	0	0	0	(137)	0	0	247	(137)
Preferred Securities
Industrials	14,820	0	0	0	0	(1,146)	0	0	13,674	(1,146)

Totals	$39,716	$1,500	$(2,936)	$181	$66	$(907)	$0	$(4,441)	$33,179	$(813)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$1,180	Proxy Pricing	Base Price	98.000 - 100.000
Corporate Bonds & Notes
Industrials	294	Other Valuation Techniques (2)	—	—
U.S. Government Agencies	5,217	Proxy Pricing	Base Price	60.130
Asset-Backed Securities	9,143	Proxy Pricing	Base Price	55.750 - 100,000.000
Common Stocks
Financials	3,424	Other Valuation Techniques (2)	—	—
Warrants
Industrials	247	Other Valuation Techniques (2)	—	—
Preferred Securities
Industrials	13,674	Indicative Market Quotation	Broker Quote	$900.000

Total	$33,179

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CFR	Credit Suisse Securities (Europe) Ltd.	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.
CIW	CIBC World Markets Corp.	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	JPS	JP Morgan Securities, Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	RUB	Russian Ruble
AUD	Australian Dollar	GBP	British Pound	USD (or $)	United States Dollar
BRL	Brazilian Real	PEN	Peruvian New Sol

Index/Spread Abbreviations:
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate

Item 2. Controls and Procedures

(a)	The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund II

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: June 22, 2018

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: June 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: June 22, 2018

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: June 22, 2018